EXHIBIT 10.1

FRIST AMENDMENT TO

ADMINISTRATIVE AND MANAGEMENT SERVICES AGREEMENT

This FIRST AMENDMENT TO ADMINISTRATIVE AND MANAGEMENT SERVICES AGREEMENT (“Amendment”), is made and entered into January 15, 2015, by and among KSC RECOVERY, INC., a Delaware corporation (“Recovery”), CIL&D, LLC, a Delaware limited liability company (“CILD”), KAISER EAGLE MOUNTAIN,LLC, a Delaware limited liability company (“KEM”), and LAKE TAMARISK DEVELOPMENT, LCC, a Delaware limited liability company (“LT”). Recovery, CILD, KEM and LT are sometimes collectively referred to in this Agreement as “Parties” or individually as a “Party.”

RECITALS

A. CILD, KEM and LT (collectively the “Companies”) retained Recovery to perform administrative and asset management services as described in that certain Administrative and Management Services Agreement dated August 1, 2014 (the “Services Agreement”).

B. As a part of the Services Agreement, Recovery provides certain personnel to perform work and services on behalf of the Companies, including the services of Terry L. Cook (“Cook”). The Transition Employment Agreement with Cook dated January 1, 2103, terminated on December 31, 2014, in accordance its terms.

C. Pursuant to Section 5 of CILD’s Plan of Dissolution and Liquidation, CILD has the authority to hire and retain, at the discretion of the Managing Liquidating Director, employees, leased employees, consultants, financial and legal advisors, brokers and other advisors from time to time and to compensate such as determined in the discretion of the Managing Liquidation Director.

D. The Companies desire to continue to have Cook available to them to provide work and other services on behalf of the Companies and Recovery is willing to make Cook available to the Companies to provide the work and services of the nature he has historically provided to the Companies upon the terms and conditions set forth in this Amendment and in the Services Agreement.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements of the Parties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1. SERVICES TO BE PROVIDED. Pursuant to and in accordance with the terms of this Amendment, the Companies desire to obtain the work and services of Cook through Recovery on a month to month basis commending effective January 1, 2015. The Companies acknowledge that Cook provides services and work separately to Recovery but that Recovery will make Cook available to the Companies so that he can devout his time to the Companies on the same general basis as provided by Cook prior to the termination of his Transition Employment Agreement.

2. REIMBURSEMENT OF COSTS. For the work and services to be rendered by Cook to and on behalf of the Companies, the Companies agree to reimburse Recovery for all costs and expenses Recovery incurs in the employment of Cook above $120,000 annually. It is acknowledged that Cook’s base salary with Recovery as of the effective date of this Amendment is $160,000. This reimbursement by the Companies shall include benefits, any discretionary bonuses that may be awarded to Cook for his work and services on behalf of any of the Companies and all out-of-pocket expenses and liabilities of any nature or kind that may be incurred in the performance of work on behalf of the Companies.

3. REAFFIRMATION. Except as may be modified or clarified by this Amendment, all other terms and provisions of the Services Agreement remain unchanged and are hereby reaffirmed and confirmed by the Parties.

IN WITNESS WHEREOF, this Amendment has been executed and delivered by the duly authorized officers or representatives of each of the Parties hereto, to be effective as of the date set forth above.

“RECOVERY” KSC RECOVERY, INC.		“CILD” CIL&D, LLC

By:	/s/ Terry L. Cook	By:	/s/ Richard E. Stoddard
	(SIGNATURE)		(SIGNATURE)

	Terry L. Cook		Richard E. Stoddard,
	(PRINT NAME)		(PRINT NAME)

	President		Managing Liquidation Director
	(TITLE)		(TITLE)

Date:	January 15, 2015	Date: January 15, 2015

“KEM” KAISER EAGLE MOUNTAIN, LLC

		By:	/s/ Richard E. Stoddard
(SIGNATURE)

Richard E. Stoddard, President
(PRINT NAME AND TITLE)

Date: January 15, 2014

“LT” LAKE TAMARISK DEVELOPMENT, LLC

		By:	/s/ Richard E. Stoddard
(SIGNATURE)

Richard E. Stoddard, President
(PRINT NAME AND TITLE)

Date: January 15, 2014

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